The American Trust
                                Allegiance Fund



                                One Court Street
                          Lebanon, New Hampshire 03766










                                 ANNUAL REPORT



                               FEBRUARY 29, 2000

April, 2000

Dear Fellow Shareholder,

     We are pleased to send you the American Trust Allegiance Fund's annual report for the twelve months ending February 29, 2000. Asset growth of the Fund has been encouraging with total net assets reaching $36.9 million as of February 29, 2000. The Fund's investment performance continues to be quite competitive, as it ranked in the top 17% of growth mutual funds over the past twelve months according to Lipper Analytic Services, Inc. Based on total return, Lipper ranked the Fund 200 out of 1207 growth funds for the year ending February 29, 2000.

     In an effort to provide shareholders with more information on the Fund, we established our own website on the Internet, located at www.AllegianceFund.com. Our website is updated each evening with the closing net asset value and on a quarterly basis, investment performance is updated. Our "ticker" symbol for the Fund is "ATAFX" which can also be used to obtain current net asset values. And finally, we remind shareholders that the Fund is now included in many newspapers around the country, including the WALL STREET JOURNAL, and is listed as "AMTRALLEGNC", just before the heading for Am Skandia Funds. Our investment discipline utilizes a "bottom up" approach and our focus continues to be on any changes in the competitive position or the underlying fundamentals of the companies we own, rather than timing the stock market or reacting to perceived valuation levels. Our job is to look through the day to day volatility of the U.S. stock market and track the operating performance of companies in our portfolio. We believe that fundamentals for our companies are quite robust and earnings will be strong overall. However, the extended valuation levels in the U.S. market have been widely discussed and have been apparent to most investors. Again, our job is to keep an eye on the long term potential of our companies.

     Our research continues to favor predominantly large capitalization, domestic, high quality companies which possess, on average, growth in earnings per share faster than that of the general stock market. In the current market environment, we feel companies that have demonstrated a more predictable, consistent record of growth in earnings per share are the most attractive. Despite inherent shorter term volatility, our research continues to favor companies in the technology sector and consequently, the Fund's portfolio is overweighted, relative to the S&P 500 Index, in this area.

     We thank you for your support and look forward to helping you achieve your financial goals.


/s/ Jeffrey M. Harris

Jeffrey M. Harris, CFA


/s/ Paul H. Collins

Paul H. Collins


Remember past performance is not a guarantee of future results. Fund share values and returns fluctuate and investors may have a gain or a loss when shares are redeemed. During the year ended February 29, 2000, fees were waived and expenses advanced to the Fund.

                         AMERICAN TRUST ALLEGIANCE FUND

                         AMERICAN TRUST ALLEGIANCE FUND

Comparison of the change in value of a $10,000 investment in the American Trust
        Allegiance Fund versus the S & P 500 Composite Stock Price Index

                              American Trust      S&P 500 Composite
                             Allegiance Fund      Stock Price Index
                             ---------------      -----------------
      11-Mar-97                  $10,000               $10,000
      31-Mar-97                   $9,210                $9,342
      31-May-97                  $10,630               $10,497
      31-Aug-97                  $11,450               $11,175
      30-Nov-97                  $12,200               $11,927
      28-Feb-98                  $13,480               $13,149
      29-May-98                  $13,620               $13,718
      31-Aug-98                  $12,110               $12,086
      30-Nov-98                  $15,130               $14,750
      28-Feb-99                  $17,183               $15,742
      31-May-99                  $17,842               $16,600
      31-Aug-99                  $17,893               $16,892
      30-Nov-99                  $20,765               $17,829
      29-Feb-00                  $25,942               $17,585

     Average Annual Total Return(1)

1 Year..............................50.97%
Since Inception (3/11/97)...........37.81%

----------
(1) Average Annual Total Return represents the average change in account value over the periods indicated.

Past performance is not predictive of future performance.

*   The   S&P   500    Composite    Stock   Price   Index   is   an    unmanaged
capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

                         AMERICAN TRUST ALLEGIANCE FUND

TOP 10 HOLDINGS AT FEBRUARY 29, 2000
--------------------------------------------------------------------------------

Analog Devices, Inc.
Cisco Systems, Inc.
EMC Corporation
Intel Corporation
JDS Uniphase Corporation
Juniper Networks, Inc.
Network Appliance, Inc.
SDL, Inc.
Sun Microsystems, Inc.
Texas Instruments, Incorporated

                         AMERICAN TRUST ALLEGIANCE FUND

SCHEDULE OF INVESTMENTS AT FEBRUARY 29, 2000
--------------------------------------------------------------------------------
  Shares      COMMON STOCKS: 98.59%                                Market Value
--------------------------------------------------------------------------------

              AIR FREIGHT: 1.01%
    9,900     Expeditors International of Washington, Inc.......... $   373,725
                                                                    -----------

              ALUMINUM: 1.78%
    9,600     Alcoa Inc............................................     657,600
                                                                    -----------

              BANKS - MAJOR REGIONAL: 1.56%
    6,050     Fifth Third Bancorp..................................     314,978
    4,600     Northern Trust Corporation...........................     259,900
                                                                    -----------
                                                                        574,878
                                                                    -----------
              BROADCAST MEDIA: 1.55%
   13,500     Comcast  Corporation - Special Class A...............     573,750
                                                                    -----------

              COMMUNICATIONS EQUIPMENT: 7.24%
    9,400     Lucent Technologies Inc..............................     559,300
    3,800     Nokia Corporation, ADR, Class A......................     753,588
    8,100     Nortel Networks Corporation..........................     903,150
    9,500     Tellabs, Inc.*.......................................     456,000
                                                                    -----------
                                                                      2,672,038
                                                                    -----------
              COMPUTER HARDWARE: 3.42%
    2,500     International Business Machines Corporation..........     255,000
   10,600     Sun Microsystems, Inc.*..............................   1,009,650
                                                                    -----------
                                                                      1,264,650
                                                                    -----------
              COMPUTER SOFTWARE AND SERVICES: 7.71%
    9,700     America Online, Inc.*................................     572,300
    7,450     Microsoft Corporation*...............................     665,844
    2,800     Oracle Corporation*..................................     207,900
    5,400     Siebel Systems, Inc.*................................     748,913
    3,300     VERITAS Software Corporation*........................     652,987
                                                                    -----------
                                                                      2,847,944
                                                                    -----------
              COMPUTERS - NETWORKING: 8.84%
    8,910     Cisco Systems, Inc.*.................................   1,177,791
    3,750     Juniper Networks, Inc.*..............................   1,028,672
    5,600     Network Appliance, Inc.*.............................   1,057,000
                                                                    -----------
                                                                      3,263,463
                                                                    -----------

See accompanying Notes to Financial Statements.

                         AMERICAN TRUST ALLEGIANCE FUND

--------------------------------------------------------------------------------
 Shares                                                            Market Value
--------------------------------------------------------------------------------

              COMPUTERS - PERIPHERAL: 2.93%
    9,100     EMC Corporation*..................................... $ 1,082,900
                                                                    -----------

              ELECTRICAL EQUIPMENT: 1.98%
    7,700     Symbol Technologies, Inc.............................     732,462
                                                                    -----------

              ELECTRONIC COMPONENT: 2.98%
    9,300     Flextronics International Ltd.*......................     566,138
    8,150     Solectron Corporation*...............................     533,825
                                                                    -----------
                                                                      1,099,963
                                                                    -----------
              ELECTRONICS - SEMICONDUCTOR: 22.98%
    6,400     Analog Devices, Inc.*................................   1,004,800
    4,000     Broadcom Corporation - Class A*......................     789,500
    6,700     Conexant Systems, Inc.*..............................     658,275
    9,400     Intel Corporation....................................   1,062,200
    4,700     JDS Uniphase Corporation*............................   1,239,625
    3,300     SDL, Inc.*...........................................   1,353,000
    8,300     Taiwan Semiconductor Manufacturing Co., Ltd., ADR*...     496,444
    5,700     Texas Instruments, Incorporated......................     949,050
    9,000     Vitesse Semiconductor Corporation*...................     934,314
                                                                    -----------
                                                                      8,487,208
                                                                    -----------
              ELECTRONICS - SEMICONDUCTOR EQUIPMENT: 3.77%
    4,900     Applied Materials, Inc.*.............................     896,394
    5,700     Teradyne, Inc.*......................................     495,900
                                                                    -----------
                                                                      1,392,294
                                                                    -----------
              FINANCIAL - DIVERSIFIED: 1.05%
    7,300     Fannie Mae...........................................     386,900
                                                                    -----------

              HOUSEHOLD PRODUCTS: 1.87%
   13,250     Colgate-Palmolive Company............................     691,484
                                                                    -----------

              INSURANCE - BROKERS: 1.42%
    6,775     Marsh & McLennan Companies, Inc......................     524,216
                                                                    -----------

              INSURANCE - MULTILINE: 1.96%
    8,178     American International Group, Inc....................     723,242
                                                                    -----------

See accompanying Notes to Financial Statements.

                         AMERICAN TRUST ALLEGIANCE FUND

--------------------------------------------------------------------------------
 Shares                                                            Market Value
--------------------------------------------------------------------------------

              MANUFACTURER - DIVERSE: 0.97%
    6,900     Illinois Tool Works Inc.............................. $   356,644
                                                                    -----------

              OIL - INTERNATIONAL: 1.28%
    6,300     Exxon Mobil Corporation..............................     474,469
                                                                    -----------

              OIL AND GAS - DRILL AND EQUIPMENT: 1.92%
    9,600     Schlumberger Limited.................................     709,200
                                                                    -----------

              PAPER AND FOREST PRODUCTS: 1.93%
   13,900     Weyerhaeuser Company.................................     713,244
                                                                    -----------

              RESTAURANTS: 1.15%
   13,500     McDonald's Corporation...............................     426,094
                                                                    -----------

              RETAIL - APPAREL: 2.04%
   15,575     The Gap, Inc.........................................     752,467
                                                                    -----------

              RETAIL - BUILDING SUPPLY: 2.09%
   13,350     The Home Depot, Inc..................................     771,797
                                                                    -----------

              RETAIL - DISCOUNTS: 0.90%
   15,900     Dollar General Corporation...........................     332,906
                                                                    -----------

              RETAIL - SPECIALTY: 1.31%
   17,100     Bed Bath & Beyond Inc.*..............................     485,212
                                                                    -----------

              SERVICES - DATA PROCESSING: 2.92%
    9,400     Automatic Data Processing............................     409,487
   13,350     Paychex, Inc.........................................     668,334
                                                                    -----------
                                                                      1,077,821
                                                                    -----------
              STEEL: 1.45%
   10,800     Nucor Corporation....................................     536,625
                                                                    -----------

              TELECOMMUNICATIONS - CELLULAR: 1.63%
    4,400     Nextel Communications, Inc.*.........................     599,775
                                                                    -----------

See accompanying Notes to Financial Statements.

                         AMERICAN TRUST ALLEGIANCE FUND

--------------------------------------------------------------------------------
 Shares                                                            Market Value
--------------------------------------------------------------------------------

              TELECOMMUNICATIONS - LONG DISTANCE: 3.01%
   14,650     MCI WorldCom Incorporated*........................... $   653,756
    9,900     Qwest Communications International Inc.*.............     459,112
                                                                    -----------
                                                                      1,112,868
                                                                    -----------
              TELEPHONE: 1.94%
    8,700     BellSouth Corporation................................     354,525
    9,500     SBC Communications Inc...............................     361,000
                                                                    -----------
                                                                        715,525
                                                                    -----------

              Total Common Stocks (Cost $23,086,784)+: 98.59%......  36,413,364
                                                                    -----------

              SHORT-TERM INVESTMENTS: 0.66%
--------------------------------------------------------------------------------
 $242,416     Firstar Stellar Treasury Fund (Cost $242,416)........     242,416
                                                                    -----------

              Total Investments in Securities (Cost $23,329,200):
                99.25%.............................................  36,655,780
              Assets in excess of Liabilities: 0.75%...............     276,241
                                                                    -----------
              Total Net Assets: 100.00%............................ $36,932,021
                                                                    ===========

* Non-income producing security.

+ At February 29, 2000, the cost of securities for Federal tax purposes was $23,332,259. Gross unrealized appreciation and depreciation of securities is as follows:

              Gross unrealized appreciation........................ $14,227,399
              Gross unrealized depreciation........................    (903,878)
                                                                    -----------
                      Net unrealized appreciation.................. $13,323,521
                                                                    ===========


See accompanying Notes to Financial Statements.

                         AMERICAN TRUST ALLEGIANCE FUND

STATEMENT OF ASSETS AND LIABILITIES AT FEBRUARY 29, 2000
--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at value (identified
    cost $23,329,200) ............................................   $36,655,780
  Receivables
      Fund shares sold ...........................................       178,723
      Securities sold ............................................       302,670
      Dividends and interest .....................................         8,629
  Deferred Organization Costs ....................................         7,498
  Prepaid expenses ...............................................         9,550
                                                                     -----------
         Total assets ............................................    37,162,850
                                                                     -----------

LIABILITIES
  Payables
      Due to Advisor .............................................         2,922
      Fund shares repurchased ....................................         4,999
      Securities purchased .......................................       205,450
      Administration fees ........................................         5,401
  Accrued expenses ...............................................        12,057
                                                                     -----------
         Total liabilities .......................................       230,829
                                                                     -----------

NET ASSETS .......................................................   $36,932,021
                                                                     ===========

Net asset value, offering and redemption price per share
  [$36,932,021 / 1,444,929 shares outstanding; unlimited number
  of shares (par value $0.01) authorized] ........................   $     25.56
                                                                     ===========

COMPONENTS OF NET ASSETS
  Paid-in capital ................................................   $22,606,750
  Accumulated net realized gain on investments ...................       998,691
  Net unrealized appreciation on investments .....................    13,326,580
                                                                     -----------
      Net assets .................................................   $36,932,021
                                                                     ===========

See accompanying Notes to Financial Statements.

                         AMERICAN TRUST ALLEGIANCE FUND

STATEMENT OF OPERATIONS - FOR THE YEAR ENDED FEBRUARY 29, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME
   Income
       Dividends ...............................................   $    114,621
       Interest ................................................         43,313
                                                                   ------------
             Total income ......................................        157,934
                                                                   ------------

   Expenses
       Advisory fees (Note 3) ..................................        205,744
       Administration fees (Note 3) ............................         43,444
       Custodian and accounting fees ...........................         27,872
       Transfer agent fees .....................................         37,644
       Audit fees ..............................................         14,503
       Registration fees .......................................         30,575
       Miscellaneous ...........................................          2,005
       Trustees' fees ..........................................          2,642
       Reports to shareholders .................................          4,011
       Legal fees ..............................................          5,987
       Insurance ...............................................          2,216
       Amortization of deferred organization costs .............          3,711
                                                                   ------------
            Total expenses .....................................        380,354
            Less: advisory fee waiver (Note 3) .................        (64,883)
                                                                   ------------
            Net expenses .......................................        315,471
                                                                   ------------
                Net investment loss ............................       (157,537)
                                                                   ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net realized gain from security transactions ................      1,178,889
   Net change in unrealized appreciation on investments ........      9,654,443
                                                                   ------------
       Net realized and unrealized gain on investments .........     10,833,332
                                                                   ------------
            Net Increase in Net Assets Resulting from Operations   $ 10,675,795
                                                                   ============

See accompanying Notes to Financial Statements.

                         AMERICAN TRUST ALLEGIANCE FUND

STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------------------------------
                                                                        Year                Year
                                                                        Ended               Ended
                                                                  February 29, 2000   February 28, 1999
                                                                  -----------------   -----------------
INCREASE / (DECREASE) IN NET ASSETS FROM
OPERATIONS
     Net investment loss........................................      $ (157,537)          $ (52,858)
     Net realized gain (loss) from security transactions .......       1,178,889             (94,763)
     Net change in unrealized appreciation on investments.......       9,654,443           2,552,998
                                                                     -----------         -----------
         Net increase in net assets resulting from operations...      10,675,795           2,405,377
                                                                     -----------         -----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
     Net realized gain on security transactions ................              --            (147,358)
                                                                     -----------         -----------
        Total dividends and distributions to shareholders.......              --            (147,358)
                                                                     -----------         -----------

CAPITAL SHARE TRANSACTIONS
     Net increase in net assets derived from net change
        in outstanding shares (a)...............................      12,926,816           4,711,269
                                                                     -----------         -----------
     Total increase in net assets...............................      23,602,611           6,969,288

NET ASSETS
Beginning of year...............................................      13,329,410           6,360,122
                                                                     -----------         -----------
End of year   ..................................................     $36,932,021         $13,329,410
                                                                     ===========         ===========

(a) A summary of capital shares transactions is as follows:

                                          Year                    Year
                                          Ended                   Ended
                                    February 29, 2000        February 28, 1999
                                  ----------------------   ---------------------
                                  Shares      Value        Shares       Value
                                  ------      -----        ------       -----
Shares sold   ..................  743,011   $14,552,043    384,345   $5,725,856
Shares issued in reinvestment
  of distributions..............       --            --      9,895      144,009
Shares redeemed.................  (85,249)   (1,625,227)   (79,048)  (1,158,596)
                                  -------   -----------    -------   ----------
Net increase  ..................  657,762   $12,926,816    315,192   $4,711,269
                                  =======   ===========    =======   ==========

See accompanying Notes to Financial Statements.

                         AMERICAN TRUST ALLEGIANCE FUND

FINANCIAL HIGHLIGHTS - FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------------------------------
                                                             Year            Year        March 11, 1997*
                                                             Ended           Ended           through
                                                         Feb. 29, 2000   Feb. 28, 1999    Feb. 28, 1998
                                                         -------------   -------------    -------------
Net asset value, beginning of period....................    $16.93          $13.48           $10.00
                                                            ------          ------           ------
Income from investment operations:
     Net investment loss................................     (0.11)          (0.07)           (0.03)
     Net realized and unrealized gain on investments....      8.74            3.74             3.51
                                                            ------          ------           ------
Total from investment operations........................      8.63            3.67             3.48
                                                            ------          ------           ------

Less distributions:
     From net realized gain.............................      0.00           (0.22)            0.00
                                                            ------          ------           ------
Total distributions.....................................      0.00           (0.22)            0.00
                                                            ------          ------           ------

Net asset value, end of period..........................    $25.56          $16.93           $13.48
                                                            ======          ======           ======

Total return  ..........................................     50.97%          27.47%           34.80%+

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)...................   $36,932         $13,329           $6,360

Ratio of expenses to average net assets:
     Before expense reimbursement.......................      1.75%           2.30%            4.04%**
     After expense reimbursement........................      1.45%           1.45%            1.45%**

Ratio of net investment loss to average net assets
     After expense reimbursement........................     (0.73)%         (0.57)%          (0.42)%**

Portfolio turnover rate.................................     39.81%          40.99%           27.65%

*Commencement of operations.

**Annualized.

+ Not Annualized.

See accompanying Notes to Financial Statements.

                         AMERICAN TRUST ALLEGIANCE FUND

NOTES TO FINANCIAL STATEMENTS FEBRUARY 29, 2000
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

     The American Trust Allegiance Fund (the "Fund") is a series of shares of beneficial interest of Advisors Series Trust (the "Trust"), which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek capital appreciation. The Fund began operations on March 11, 1997.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

     A. SECURITY VALUATION: The Fund's investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter ("OTC") securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price. Securities for which market quotations are not readily available, if any, are valued following procedures approved by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

     B. FEDERAL INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     C. SECURITY TRANSACTIONS, DIVIDENDS AND DISTRIBUTIONS: Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Realized gains and losses on securities sold are determined on the basis of identified cost. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

     D. DEFERRED ORGANIZATION COSTS: The Fund has incurred expenses of $18,500 in connection with its organization. These costs have been deferred and are being amortized on a straight-line basis over a period of sixty months from the date the Fund commenced investment operations.

     E. USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     For  the  year  ended  February  29,  2000,  American  Trust  Company  (the
"Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice,

                         AMERICAN TRUST ALLEGIANCE FUND

--------------------------------------------------------------------------------

office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.95% based upon the average daily net assets of the Fund. For the year ended February 29, 2000, the Fund incurred $205,744 in Advisory Fees.

     The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund's aggregate annual operating expenses to 1.45% of average net assets (the "expense cap"). Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund's obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years, but is permitted to look back five years and four years, respectively, during the initial six years and seventh year of the Fund's operations. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursed is made. Such reimbursement may not be paid prior to the Fund's payment of current ordinary operating expenses. For the year ended February 29, 2000 the Advisor reduced its fees and absorbed Fund expenses in the amount of $64,883; no amounts were reimbursed to the Advisor. Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $239,848 for the Fund at February, 29, 2000.

     Investment Company Administration, L.L.C. (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund's expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

     Fund asset level                          Fee rate
     ----------------                          --------
     Less than $15 million                     $30,000
     $15 million to less than $50 million 0.20% of average daily net assets $50 million to less than $100 million 0.15% of average daily net assets $100 million to less than $150 million 0.10% of average daily net assets
     More than $150 million                    0.05% of average daily net assets

     First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

     Certain officers of the Fund are also officers and/or directors of the Administrator and the Distributor.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

     For the year ended February 29, 2000, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $21,049,941 and $8,288,323, respectively.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------


To the Board of Trustees and Shareholders
American Trust Allegiance Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of American Trust Allegiance Fund, series of Advisor Series Trust (the "Fund") at February 29, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at February 29, 2000 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above. The financial statements for the year ended February 28, 1999, including the financial highlights for the periods prior to February 29, 2000, were audited by other independent accountants whose report dated March 26, 1999 expressed an unqualified opinion on those financial statements.



PricewaterhouseCoopers LLP

New York, New York
April 7, 2000

CHANGE IN INDEPENDENT ACCOUNTANT
--------------------------------------------------------------------------------


On August 27, 1999, McGladrey & Pullen, LLP ("McGladrey") resigned as independent auditors of the Fund pursuant to an agreement by PricewaterhouseCoopers LLP ("PwC") to acquire McGladrey's investment company practice. The McGladrey partners and professionals serving the Fund at the time of the acquisition joined PwC.

The reports of McGladrey on the financial statements of the Fund during the past two fiscal years contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainly, audit scope or accounting principles.

In connection with its audit for the most recent two fiscal years and through August 27, 1999, there were no disagreements with McGladrey on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of McGladrey would have caused it to make reference to the subject matter of disagreement in connection with its report.

On September 10, 1999, the Fund, with the approval of its Board of Trustees and its Audit Committee, engaged PwC as its independent auditors.

                                     ADVISOR
                             American Trust Company
                                One Court Street
                                Lebanon, NH 03766
                                 1-800-788-8806


                                   DISTRIBUTOR
                          First Fund Distributors, Inc.
                      4455 East Camelback Road, Suite 261E
                                Phoenix, AZ 85018


                                    CUSTODIAN
                     Firstar Institutional Custody Services
                                425 Walnut Street
                              Cincinnati, OH 45202


                                 TRANSFER AGENT
                           American Data Service, Inc.
                          150 Motor Parkway, Suite 109
                               Hauppauge, NY 11788
                                 1-800-385-7003


                                  LEGAL COUNSEL
                     Paul, Hastings, Janofsky & Walker, LLP
                        345 California Street, 29th Floor
                             San Francisco, CA 94104


                                     AUDITOR
                           PricewaterhouseCoopers LLP
                           1177 Avenue of the Americas
                               New York, NY 10036


       This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

       Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.